OMB APPROVAL

OMB Number:	3235-0059
Expires:	February 28, 2006
Estimated average burden hours per response	12.75

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

TO VOTE BY MAIL, PLEASE DETACH CONSENT CARD HERE

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV

CONSENT

THIS CONSENT IS SOLICITED BY CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV. WHEN THIS CONSENT FORM IS PROPERLY EXECUTED, THE UNITS REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF A PROPERLY EXECUTED CONSENT FORM IS RETURNED WITHOUT ANY VOTE BEING SPECIFIED, THE UNITS REPRESENTED HEREBY WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSALS.

If you have any questions, please call Georgeson Shareholder Communications Inc. at (800) 506-7143 (toll free).

THIS CONSENT IS CONTINUED ON THE REVERSE SIDE

SEE REVERSE SIDE

THERE ARE THREE WAYS TO EFFECTUATE YOUR CONSENT

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-786-5219, 24 hours a day, 7 days a week. Have your consent card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on November 15, 2004
	Visit the Internet voting website at http://proxy.georgeson.com. Have your consent card ready, then follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern time on November 15, 2004	Simply mark, sign and date your consent card and return it in the reply envelope enclosed.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH CONSENT CARD HERE

☒	Please mark
votes as in
this example.

The undersigned, a limited partner of Captec Franchise Capital Partners L.P. IV, a Delaware limited partnership, does hereby vote, with respect to all units owned by the undersigned, as follows:

1.	APPROVAL of Proposal One to liquidate all of the Partnership’s assets pursuant to the proposed plan of liquidation and dissolution.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	APPROVAL of Proposal Two to amend the partnership agreement of the Partnership.	FOR ☐	AGAINST ☐	ABSTAIN ☐	The undersigned acknowledges that each of the proposals is more particularly described in the consent solicitation statement accompanying this consent, dated September 24, 2004, receipt of which is hereby acknowledged.

Dated , 2004

Signature(s)

Signature(s)

Please sign exactly as name appears on the envelope in which this material is delivered. When units are held by joint tenants, each joint tenant should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.